Exhibit 99.1

Strictly Private and Confidential August 24, 2021 INVESTOR TEASER JUNE 2026

Private and Confidential Long-term offtake and tolling arrangement with Shell including meaningful upside through refining margin participation 1 Built-in growth plan expected to more than triple EBITDA in a short period of time 2 The Company will leverage significant existing permits required for the restart and repurposing of the Facility 3 Facility review in Advanced Engineering Stage with FEL-3 to confirm ~$80mm EPC cost estimate 5 Approximately 25% of pro forma shares outstanding will be subject to lockup until the Facility is fully operational 7 Low leverage and strong pro forma balance sheet 6 Rising oil production in the Uinta Basin with supportive macro and political environment 4 Experienced Management Team and Board with significant experience in the Uinta Basin 8 Transaction Summary 2 Investment Highlights Source: Company.

Private and Confidential Transaction Summary Overview Integrated Rail and Resources Acquisition Corp. ("IRRX") has purchased Tar Sands Holdings II, LLC ("TSHII"), which owns Crown Asphalt Ridge Oil Sands processing plant (the "Facility" or the "Plant") and associated Tar Sands Resources ("Tar Sands"). The combined company, Uinta Infrastructure Group Corp., then changed its name to Integrated Rail & Resources Inc. (the "Company") 100% of TSHII acquired by IRRX for: $12 million debenture and $8 million of common stock (with seller receiving cash for debenture at follow-on equity offering) Additional capex includes: $80 million to refurbish and repurpose the Plant Subsequent $85 million in 2029 to increase Plant capacity from 16,500 barrels per day ("bbl/d") to 50,000 bbl/d 3 ● TSHII located near Vernal, Utah, is as an asphalt separation and refining operation consisting of process equipment, feedstock and product storage tanks, support utilities, and facilities ‒ Construction of the Plant was completed in 2000 and became operational for a short period of time ‒ From May 1 – September 30 of that year, the Plant was used as a distribution terminal, and an emulsion and Polymer Modified Asphalt (PMA) manufacturing plant during the asphalt season and summer months ‒ A major commissioning of diesel fuel was successfully attempted in 2012 ● The Plant consists of: ‒ Process equipment (atmospheric and vacuum columns, sour water stripper, heaters, heat exchangers, pumps, piping, valves, etc.) ‒ Feedstock and product storage tanks, material handling equipment (feeders, blenders, centrifuges, hoppers and conveyors) ‒ Support utilities (water, power, sewer, steam system, water softening, etc.) ‒ Facilities (office/laboratory and warehouse), controls, instrumentation and site improvements ● The Plant will be refurbished and repurposed to enable it to refine Uinta Basin waxy crude oil into high value petroleum products such as LPG, Naphtha and Diesel ‒ Initially the Plant will have 16,500 bbl/d of refining capacity with further plans to expand to 33,250 bbl/d in 2029 and 50,000 bbl/d in 2030 ‒ The Company has entered into a long-term offtake and tolling arrangement with Shell o Capital Cost Payment of $11.4 million annually ($948,000 average per month)(1) o Fixed Operating Costs of app. $8.64 million annually o Product Fee of $2.29 / bbl o 50% Gross Refining Margin Fee Source: Company. (1) Represents payments over the first 12 months. Assumes principal amortization over 101 months with 7.5% annual interest.

Private and Confidential 8,250 16,500 33,250 50,000 50,000 2026E 2027E 2028E 2029E 2030E 2031E Daily Barrels • Approximately $80.0 million of additional capital will be spent to restart and repurpose the Facility for processing of Uinta Basin crude oil — With the implementation of capital expenditures, the Facility will be expanded to a consistent capacity of 16,500 bbl/d — Throughout 2028, approximately $85.0 million will be invested to increase Facility capacity to 50,000 bbl/d • The Company has entered into a long-term offtake and tolling arrangement with Shell Trading U.S. Company, whose parent is an A+ / Aa2 credit-rated counterparty(1) • Shell will be the sole supplier of crude feedstock to the Facility, and the sole purchaser of refined products for the initial Nameplate Capacity, and for any expansion capacity for which Shell contracts • The Company is responsible for maintaining operational storage, line fill, tank heels, etc. necessary to operate the Facility Tar Sands Holdings II Acquisition 4 Repurposing Plan for the Facility Overview Shell is expected to market the following refined products that are processed through the facility Transaction proceeds for Facility repurposing / refurbishment directly linked to near-term production increase Source: Company. (1) A+ S&P credit rating as of 10/31/2024. Aa2 Moody's credit rating as of 8/29/2024. Shell Marketing and Trading Near-term Products LPG Naphtha Gas Oil Other Potential Products Gasoline Diesel Jet Fuel ULSD

Private and Confidential Tar Sands Holdings II Acquisition 5 Risk Mitigation Source: Company. Development Market / Customer Design / Construction Operations ✓Fully permitted refinery operation ✓Existing refinery with established utilities, tankage, and interconnects ✓IRRX delivers refinery capacity at ~30% of greenfield capital (~$80MM vs. ~$270MM), with faster time to cash flow and materially lower execution risk ✓Fully executed long-term offtake and tolling agreement with Shell Trading U.S. Company ✓Shell will be the sole supplier of crude feedstock, and sole purchaser of refined products ✓Shell agreement provides for operating and financing cost recovery ✓Potential O&M: 5-year contract with Entara to stabilize facility operating ramp-up period ✓Accelerates hiring of experienced refinery staff while strengthening site safety, regulatory compliance, and operational readiness ✓Executed Guaranteed Maximum Price EPC contract with B H, Inc. ✓EPC includes capacity, product quality, and schedule performance guarantees ✓Becht engaged as owner's representative, providing independent oversight and validation

Private and Confidential Uinta Basin Overview 6 Extensive Demand from Gulf Coast Refiners Source: HDR Engineering. (1) Does not consider offload capability. Selected Gulf Coast Refineries Capable of Offloading and Processing Uinta Crude Atmospheric Catalytic Fuels Distillate Gas Oil Total Distance from Rail Steam Refiner Location Distillation Reforming Solvent Hydrocracking Hydrocracking Hydrocracking Uinta (miles) Offload Capability Motiva Port Arthur, TX 630,000 82,000 82,000 1,475 Yes Yes ExxonMobil BatonRouge, LA 523,200 27,000 27,000 1,581 Yes Yes ExxonMobil Beaumont, TX 359,200 65,500 1,435 Yes Yes Deer Park (Shell/PEMEX) Deer Park, TX 340,000 24,500 60,000 60,000 1,338 Yes Yes Shell Norco, LA 250,000 44,000 1,640 Yes Yes Valero Port Arthur, TX 415,000 123,000 123,000 1,475 Yes Yes Valero St. Charles, LA 220,000 28,000 70,000 98,000 1,640 Yes Yes Total Selected Gulf Coast Refineries 2,737,400 24,500 55,000 335,000 499,500 Selected West Coast Refineries Capable of Offloading and Processing Uinta Crude Atmospheric Catalytic Fuels Distillate Gas Oil Total Distance from Rail Steam Refiner Location Distillation Reforming Solvent Hydrocracking Hydrocracking Hydrocracking Uinta (miles) Offload Capability BP Cherry Point Blaine, WA 236,000 65,000 1,115 Yes Yes Total Selected West Coast Refineries 236,000 65,000 Salt Lake City Refineries Capable of Offloading and Processing Uinta Crude Atmospheric Catalytic Fuels Distillate Gas Oil Total Distance from Rail Steam Refiner Location Distillation Reforming Solvent Hydrocracking Hydrocracking Hydrocracking Uinta (miles) Offload Capability Big West Oil North Salt Lake, UT 32,000 8,500 124 No No Chevron Salt Lake City, UT 56,000 8,500 119 No No Tesoro Salt Lake City, UT 63,000 11,400 119 No No Holly Frontier Woods Cross, UT 26,400 8,400 6,000 9,000 9,000 126 No No Total SLC Refineries 177,400 36,800 6,000 9,000 9,000 There are at least 80 refining locations identified that are capable of processing Uinta Crude Oil(1) • The below refineries have rail and steam capabilities as well as the equipment necessary to process and offload unblended Uinta Crude • The atmospheric distillation of the seven Gulf Coast refineries highlighted below exceeds the total atmospheric distillation of the SLC refineries by ~12x ― In addition to the below refineries, there are numerous blending facilities that are capable of receiving and blending Uinta Crude to desirable specifications Despite extensive demand and refining capabilities, transportation capacity from the Uinta Basin to the Gulf Coast is currently limited

Private and Confidential Uinta Basin Overview 7 Select Upstream Operators Select Operator Positions Overview Source: Enverus and company websites. (1) Ovintiv recently divested mature waterflood assets. UT • FourPoint Resources, LLC holds a large position and has remained active drilling wells over the last few years both internally and through development partnerships • Prominent sponsor backed portfolio companies have entered the play through acquisitions and development partnerships with legacy operators ― Crescent Energy (NYSE: CRGY, KKR sponsored, operates under Javelin Energy Partners) ― FourPoint Energy (Quantum Capital Group and Kayne Anderson sponsored) ― Uinta Wax (NGP sponsored company is a partner) ― XCL (Partnership between SM Energy and Northern Oil and Gas, Inc.) has led the drilling activity with three active rigs • Other operators that have entered the play and are evaluating extending the core of the play include ― Berry Petroleum (NASDAQ: BRY) ― Foothills Exploration (private) ― Greylock Energy (private) ― Koda (Quantum Capital Group sponsored) ― Vaquero Energy (private) XCL (SM/NOG) Berry Petroleum Greylock Crescent Energy (KKR) Uinta Wax Foothills Exploration Koda (Quantum) FourPoint Resources Vaquero Energy XCL (SM/NOG)